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                            J.P. MORGAN SERIES TRUST

                         SUPPLEMENT DATED JUNE 22, 2001
          TO THE PROSPECTUSES FOR J.P. MORGAN CALIFORNIA BOND FUND AND
         J.P. MORGAN INSTITUTIONAL CALIFORNIA BOND FUND (THE "FUND") OF
                     J.P. MORGAN SERIES TRUST (THE "TRUST")

REORGANIZATION

    J.P. Morgan Chase & Co. ("JPMC"), the company formed from the merger of J.P. Morgan & Co. Incorporated and The Chase Manhattan Corporation, is seeking to reorganize parts of its investment management business and funds advised by its subsidiaries. A special meeting of eligible shareholders will be held on July 3, 2001 to consider several proposals in connection therewith, more specifically: (i) shareholders of a fund that will be merging into another fund will vote on an agreement and plan of reorganization ("Reorganization Plan") whereby the surviving fund will acquire all of the assets and assume all of the liabilities of the merging fund in exchange for shares of the surviving fund (the "Reorganizations"), and (ii) shareholders will vote to elect eight Trustees to serve as members of the Board of Trustees of the Trust. The nominees to be considered are the current Chairman of the Trust, two members of the Advisory Board and five current members of the former Chase Vista Fund Board. Only shareholders of record as of the close of business on April 6, 2001 are entitled to notice of, and to vote at, the special meeting of shareholders or any adjournment(s) thereof.

    A Reorganization Plan can be consummated only if, among other things, it is approved by the vote of a majority of outstanding voting shares (as defined in the Investment Company Act of 1940) of the merging fund. If approved by shareholders, the Reorganization will take place on or about September 1, 2001, or another date agreed to by the parties to the Reorganization Plan.

    Under one of the proposed Reorganizations, the Fund will acquire the assets and liabilities of JPMorgan California Intermediate Tax Free Fund (formerly, Chase Vista California Intermediate Tax Free Fund) and be renamed JPMorgan California Bond Fund.

    In connection with the Reorganizations it is anticipated that the Trust will terminate its agreement with Pierpont Group, Inc. The Trustees will instead look to counsel, auditors and other service providers as necessary to assist them in exercising their overall supervisory responsibilities with respect to the Fund.

ADMINISTRATOR

    Morgan Guaranty Trust Company of New York ("Morgan") has been named as Administrator and BISYS Fund Services, L.P. has been named as Sub-Administrator of the Fund. Therefore, references in the Prospectuses to J.P. Morgan as Co-Administrator are hereby deleted and replaced by Morgan as Administrator and references to Funds Distributor, Inc. as Co-Administrator are hereby deleted and replaced with BISYS Fund Services, L.P. as Sub-Administrator.

    The Board has also approved an increase in the Fund's administration fee. Effective August 11, 2001, the administration fee payable to Morgan will be increased to 0.15% of average daily net assets for complex wide non-money market fund assets up to $25 billion and 0.075% on assets in excess of $25 billion. Morgan, however, has contractually agreed to reimburse expenses so that the Fund's actual total operating expenses, or net expenses, will remain the same for a period of three years after the Reorganization.

DISTRIBUTOR

    J.P. Morgan Fund Distributors, Inc. has been named Distributor of the Fund. Therefore, references in the Prospectuses to Funds Distributor, Inc. as Distributor are replaced with J.P. Morgan Fund Distributors, Inc. The address of J.P. Morgan Fund Distributors, Inc. is as follows:

J.P. Morgan Fund Distributors, Inc.
1211 Avenue of Americas
New York, NY 10036

    J.P. Morgan Fund Distributors, Inc. and BISYS Fund Services, L.P. are subsidiaries of The BISYS Group, Inc. and are not affiliated with J.P. Morgan Investment Management Inc. or J.P. Morgan Chase & Co.